UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 26, 2008

HUIHENG MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-132056	20-4578899
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

No. 506 Block B, Yingdali Digital Park, Hongmian Road
Futian Free Trade Zone, Shenzhen P.R. China 518038
(Address of principal executive offices)

Registrant’s telephone number, including area code: 86-25331511

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2008, Huiheng Medical, Inc. (the “Company”) received the resignation of Edward Meng as a director on the Company’s Board of Directors. At the time of his resignation, Mr. Meng served as the Chairman of the Company’s Audit Committee. Mr. Meng’s resignation did not result from any disagreement with the Company or its Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huiheng Medical, Inc.

November 3, 2008	By:	/s/ Richard Shen
Richard Shen
Chief Financial Officer